MINUTES OF A SPECIAL MEETING
OF THE BOARD OF DIRECTORS
of
Service Air Group Inc.
a Corporation organized under the laws of the State of New Jersey

WITNESSETH: The Meeting of the Board of Directors of the Corporation was duly convened on 1st day of October, 2005 at:

5455 Airport Road South, Richmond, BC, Canada

The following person(s) were present, constituting all of the Directors of the Corporation, and waived Notice of the meeting:

Mohammad Sultan, Jag Dhillon, Mahmood Mawji, Karl Dhillon

Following the discussion, the following Resolutions were thereupon proposed and adopted by the **unanimous** vote of the Directors present:

The Chairman called the meeting to order and the President presented the reports of the Principal Executive Officers. The Principal Executive Officers then responded to questions from the Directors and the current status of business operations and future plans were reviewed in a general discussion.

RESOLVED: That the Company to Cancel all previously executed agreements with Service Air (BC, Canada), effective as of Oct. 1st 2005.

RESOLVED: That as of Oct 1st 2005, Gately & Associates, LLC ("Gately & Associates") shall be dismissed as independent auditor for the Company and Staley, Okada & Partners ("SOP") shall be engaged as its principal independent accountant.

CERTIFICATION: This is to certify that the foregoing is a true and accurate copy of the minutes of the foregoing meeting of the Board of Directors of the Corporation.

Signature: ______________________
Print Name: _Mohammad_Sultan__________
Print Title: _______CFO/Director_________

Signature: ______________________
Print Name: _Jag Dhillon________________
Print Title: _______CEO/Director_________

Constituting all the Directors